EXHIBIT 32.1
CERTIFICATION
REQUIRED BY RULE 13a-14(b) OR
RULE 15d–14(b) AND 18 U.S.C. SECTION 1350
(AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
     I, James J. Mermis, as Chief Executive Officer of Superior Offshore International, Inc., (the “Company”), certify, pursuant to 18 U.S.C. §1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:
     (1) the accompanying Quarterly Report on Form 10-Q for the period ended March 31, 2007 (the “Report”), filed with the United States Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: May 17, 2007

/s/ James J. Mermis
James J. Mermis
Chief Executive Officer